EXHIBIT 24


                             POWER OF ATTORNEY

               We, the undersigned officers and directors of Regeneron Pharmaceuticals, Inc., hereby severally and individually constitute and appoint Paul Lubetkin the true and lawful attorney and agent (with full power of substitution and resubstitution in each case) of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) the Registration Statement on Form S-8 dated August 18, 1997 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, said attorney and agent to have power to act and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorney and agent to any and all such statement and instruments.

               This Power of Attorney has been signed below by the following persons in the capacities indicated on August 18, 1997.


               Signature                 Title

     /s/  P. ROY VAGELOS                 Chairman of the Board of Directors
     ____________________________
     P. Roy Vagelos, M.D.

     /s/  LEONARD S. SCHLEIFER           President, Chief Executive
     ____________________________        Officer (Principal Executive
     Leonard S. Schleifer, M.D., Ph.D.   Officer), and Director


     /s/  MURRAY A. GOLDBERG             Vice President, Finance &
     _____________________________       Administration, Chief
     Murray A. Goldberg                  Financial Officer, and
                                         Treasurer (Principal
                                         Financial Officer)

     /s/  BEVERLY C. DUBS                Controller and Assistant
     ______________________________      Treasurer (Chief Accounting
     Beverly C. Dubs                     Officer)

     /s/  CHARLES A. BAKER               Director
     _______________________________
     Charles A. Baker

     /s/  MICHAEL S. BROWN               Director
     _______________________________
     Michael S. Brown, M.D

     /s/  ALFRED G. GILMAN               Director
     _______________________________
     Alfred G. Gilman, M.D., Ph.D.

     /s/  JOSEPH L. GOLDSTEIN            Director
     _______________________________
     Joseph L. Goldstein, M.D.

     /s/  FRED A. MIDDLETON              Director
     _______________________________
     Fred A. Middleton

     /s/  ERIC M. SHOOTER                Director
     _______________________________
     Eric M. Shooter, M.D.

     /s/  GEORGE L. SING                 Director
     _______________________________
     George L. Sing